                                                                   Exhibit 10.06

SIEMENS                                               Siemens Credit Corporation

                                                     LOAN AND SECURITY AGREEMENT
                                                   AGREEMENT #:   130-001480-000
                                                                ----------------
LENDER: SIEMENS CREDIT CORPORATION, 1301 AVENUE OF THE AMERICAS, NEW YORK, NY 10019
             Administrative Offices:5300 Broken Sound Blvd. N.W., Boca Raton, FL 33487-3509

BORROWER:    SMT Health Services Inc., 10521 Perry Highway, Wexford, PA  15090
             -----------------------------------------------------------------

EQUIPMENT
DESCRIPTION: Magnetom Mobile Impact as described in Quote #000172108 V02
             -----------------------------------------------------------

SUPPLIER:    Siemens Medical Systems, Inc., 186 Wood Avenue So., Iselin,
             NJ  08830
             -----------------------------------------------------------

ORIGINAL EQUIPMENT
LOCATION:    Ohio Valley Medical Center, 2000 Eoff Street, Wheeling, WV  26003 &
             Wheeling Hospital, Medical Park, Wheeling, WV  26003
             -------------------------------------------------------------------

LOAN AMOUNT: One Million Eight Hundred Twenty-One Thousand Two Hundred Sixty
             One Dollars (1,821,261.00)
             ---------------------------------------------------------------

                       TERMS AND CONDITIONS OF AGREEMENT

1. THE LOAN: Lender hereby agrees, on the terms stated in this Loan and Security Agreement (herein "Agreement"), to lend to Borrower on an agreed upon date (herein "Loan Date"), the loan amount as set forth above in immediately available funds (the "Loan"). The proceeds of the Loan shall be applied by Borrower on the Loan Date to the purchase price of the property described above (herein "Equipment") in accordance with the "Pay Proceeds Authorization" previously given by Borrower to Lender (in a form supplied by Lender). Borrower's obligation to pay the principal of and interest on the Loan shall be evidenced by its promissory note in the form supplied by Lender (the "Note"), dated the date of the Loan, payable to the order of Lender. Interest on the loan shall accrue on the outstanding principal amounts thereof in accordance with the terms of the Note. Unless accelerated in accordance

                         (CONTINUED ON FOLLOWING PAGES)


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IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as of the dates set forth below. The Agreement shall become effective at the time of Lender's acceptance (by execution hereof) at its New York address set forth above, by an authorized representative of Lender. For all purposes hereof, the date of the Agreement shall be the date of Lender's acceptance as set forth below. BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR THE SUPPLIER IS AN AGENT OF THE OTHER AND NEITHER HAS AUTHORITY TO BIND THE OTHER.

                                  BY EXECUTION HEREOF, THE SIGNER CERTIFIES
                                  THAT (S)HE HAS READ THE ENTIRE AGREEMENT
                                  AND NOTE, THAT LENDER OR ITS
                                  REPRESENTATIVES HAVE MADE NO AGREEMENT
                                  OR REPRESENTATIONS EXCEPT AS SET FORTH
                                  HEREIN OR IN THE NOTE, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THE AGREEMENT AND
                                  THE NOTE ON BEHALF OF BORROWER.

ACCEPTED BY:

LENDER: SIEMENS CREDIT CORPORATION      BORROWER:  SMT Health Services Inc.
                                                --------------------------------

BY:                                     BY:
   --------------------------------        --------------------------------

NAME:                                   NAME:
     ------------------------------          ------------------------------

TITLE:                                  TITLE:
      -----------------------------           -----------------------------

DATE:                                   DATE:
     ------------------------------          ------------------------------
with the provisions of the Agreement, the principal of and interest on the Loan shall be paid in accordance with the terms of the Note on the payment dates as set forth therein. Borrower agrees to pay on demand, as a late charge, 1.3% per month limited by the maximum rate permitted by law on all overdue payments hereunder and under the Note, whether such payments are due prior to or after a Default (as hereinafter defined). All amounts payable to Lender hereunder and under the Note shall be made not later than the date specified for payment, in lawful money of the United States of America and in immediately available funds, free and clear of and without any withholding, deduction, setoff or counterclaim. If any payment hereunder or under the Note is due on a day when banks are required to close in New York, New York, such payment shall be due on the next succeeding business day, except as may otherwise by provided herein or in the Note, all payments to Lender hereunder shall be paid to Lender at its address above or any other address designated by Lender in writing. All amounts paid shall be applied first, to the payment of all expenses and charges, including attorneys' fees, incurred by Lender in the protection of its rights or the pursuance of its remedies and to provide adequate indemnity to Lender against all taxes and liens which by all have, or may have, priority over the rights of Lender to any receipts or proceeds with respect to the Equipment; second, to the payment of all other costs, expenses and indemnities payable hereunder to the extent Lender is aware of the same, third, to the payment of all interest accrued and payable with respect to the Loan; and fourth, to the payment of principal on the Loan. The Loan or any part thereof, may not be prepaid without prior consent of Lender, which consent will not be unreasonably withheld.

2. CONDITIONS PRECEDENT: The obligation of Lender to make the Loan is subject to the fulfillment of the following conditions: (a) on the Loan Date, no Default or event which with the giving of notice or lapse of time or both would constitute a default has occurred and is continuing or would result from the performance of the Agreement; (b) no material adverse change shall have occurred prior to funding, in the financial condition or operations of the Borrower, (c) the Equipment shall be in good working condition; and (d) Lender shall have received from Borrower all documents requested by Lender.

3. SECURITY INTEREST: To secure all payments hereunder and under the Note and all other obligations of Borrower to Lender hereunder and under the Note (all hereinafter call "Obligations"). Borrower hereby grants to Lender a security interest in the Equipment, together with all accessions, attachments, replacements, substitutions, modification and additions thereto, now or hereafter acquired, and all proceeds thereof (including insurance proceeds). Borrower agrees to execute and authorizes Lender to file with such authorities and at such locations as it may deem appropriate, any further Uniform Commercial Code financing statements relating to the equipment and/or the Agreement and Borrower agrees to reimburse Lender upon demand for all costs incurred relative thereto. In addition, Borrower hereby irrevocably appoints Lender its agent and attorney-in-fact to execute in the name of Borrower and file any Uniform Commercial Code financing statements or security agreements with respect to the Equipment in any place Lender deems necessary. Borrower also agrees that a photocopy or original of the Agreement (including any addenda, attachments and amendments hereto) may be filed by Lender as a Uniform Commercial Code financing statement.

4. REPRESENTATIONS AND WARRANTIES: Borrower represents and warrants to Lender as of the Loan Date that: (a) Borrower is an entity duly organized and validly existing in good standing under the laws of the state of its organization; (b) Borrower has full power to own its properties to carry on its business as now being conducted and has full power to execute, deliver and perform all of its obligations under the Agreement and the Note; (c) the making and performance by Borrower of the Agreement and the Note have been duly authorized by all necessary action of Borrower and do not and will not violate any provision of law, statute, rule of regulation, or any judgment, franchise, permit, order, decree, ruling writ or injunction of any court or administrative body, or of Borrower's organizational or charger documents, or the terms of any of its securities or result in the breach of, or constitute a default under, or require any consent under, any indenture, bank loan, credit agreement or other agreement or instrument to which Borrower is a party or by which Borrower or any of its property may be bound or affected; (d) except for any Uniform Commercial Code financing statement filings, fixture filings or other recordings required hereunder with respect to the Equipment and the creation of the security interests contemplated hereby, no filings, recordations, notifications, registrations, notarizations, authentications or other formalities or property, stamp or similar taxes or duties and no approvals, licenses, orders authorizations, consents or undertakings of any governmental bodies or regulatory, supervisory authorities are necessary or appropriate in connection with the execution, delivery and performance by Borrower of the Agreement or the Note or for the payment to Lender of all sums hereunder or under the Note or for the legality, validity, binding effect or enforceability hereof or thereof;
(e) the Agreement and the Note have been duly executed and delivered by Borrower and are legal, valid and binding enforceability hereof or thereof; (e) the Agreement and the Note have been duly executed and delivered by Borrower and are legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms; (f) there are no agreements or understandings to which Borrower and Lender are parties respecting the Equipment, verbal or written, other than those expressed herein and Borrower has not created any licensor encumbrances against the Equipment except the lien created hereby; (g) Borrower has good title to the Equipment free and clear of any liens and encumbrances except those granted to Lender hereunder, and the security interest granted to Lender herein will at all times constitute a valid perfected and enforceable first priority security interest in favor of Lender, subject to no other security interest, mortgage, lien or encumbrance except as may otherwise be permitted under the Agreement; (h) Borrower has delivered to Lender all requested balance sheets and the related statements of income and retained earnings of Borrower and its subsidiaries (if applicable) for its most recent fiscal year end and for the most recent fiscal quarter then ended and such balance sheets and statements fairly present the financial condition of Borrower (and its subsidiaries) as of such dates and the results of the operations of Borrower and its subsidiaries for the period ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since the end of the latest fiscal quarter there has been no material adverse change in such condition or operations (i) Borrower has filed all applicable tax returns required to be filed by it, and has paid or made provisions for the payment of all taxes which have become due pursuant to said returns or pursuant to any assessment received by Borrower except such taxes, if any, as are being contested in good faith and as to which adequate reservices have been provided in accordance with generally accepted accounting principles and such returns properly reflect the United States, state and local income and tax liability of Borrower for the period covered thereby.

5. COVENANTS: Borrower hereby covenants and agrees that until satisfaction of all its Obligations, it shall: (a) preserve and maintain its existence and all of its rights, privileges and franchises, and continue the conduct of its present business in an orderly, efficient and regular manner; (b) keep the Equipment free and clear of all liens, charges, encumbrances, taxes and assessments, and keep the Equipment at the original Equipment Location and not change the location of any item of the Equipment without the prior written consent of Lender which consent shall not be unreasonably withheld; (c) retain possession of the Equipment during the term of the Agreement and not sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of such Equipment; not alter the Equipment; and not allow the Equipment to be affixed to reality in such manner as to cause the Equipment not become a fixture; (d) operate the Equipment by qualified and duly authorized personnel only, in accordance with all applicable laws and regulations, and for business purposes only; and keep the Equipment in good repair and condition, properly maintain the Equipment or cause it to be properly maintained by a fully qualified service company, and immediately notify Lender in writing of the entity maintaining the Equipment and any change of such entity. Lender shall have the right upon advance notice to inspect the Equipment and all maintenance records thereto, if any, at any reasonable time during normal business hours and to require Borrower, at Borrower's expense, to affix plates or markings on the Equipment indicating lender's interest; (e) pay when due all license fees, charges, assessments, duties, privilege, sales use, excise, ad valorem, intangible, stamp, property, and other similar taxes now or hereafter imposed upon or relating to the ownership, purchase event that Lender shall pay any such taxes to reimburse Lender upon demand therefor; (f) promptly and duly execute and deliver to Lender such event that Lender shall pay any such taxes to reimburse Lender upon demand therefor; (f) promptly and duly execute and deliver to Lender such further documents, instruments and assurances and take such further action as Lender may from time to time reasonably request in order to carry out the intent and purpose of the Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder, including without limitation, the execution and delivery of any Uniform Commercial Code financing statements, landlord and mortgagee waivers or those documents reasonably requested by Lender; (g) furnish Lender promptly with any financial information or statements requested by Lender; (h) timely file any and all tax returns and tax filings required under any governmental statue and pay and discharge, when due, all material obligations to third parties, except those obligations being contested in good faith, and for which Borrower shall have maintained in accordance with generally accepted accounting principles, adequate reserves for the payment of the same; (i) notify Lender immediately upon receipt of notice of any lien, attachment or judicial proceeding affecting the Equipment in whole or in part, and provide written notice to Lender thirty (30) days prior to any change in the name or address of Borrower, its identity or corporate structure, social security or taxpayer identification number as applicable, or discontinuance of any of its places of business, and immediately upon any Default or event which, with the lapse of time or giving of notice, would constitute a Default.

6.  DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDIES; LIMITATION OF LIABILITY:
THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. BORROWER HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT AND ACKNOWLEDGES THAT LENDER IS NOT THE SUPPLIER OF THE EQUIPMENT. LENDER HAS NOT MADE, DOES NOT MAKE, AND HEREBY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, RELATING TO THE EQUIPMENT, INCLUDING ALL EXPRESS OR IMPLIED WARRANTIES OR MERCHANTABILITY AND WARRANTIES OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LENDER BE LIABLE (INCLUDING WITHOUT LITIGATION, UNDER ANY THEORY IN TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT. Borrower agrees to settle all claims relating to the Equipment directly with the manufacturer, Supplier or service company of the Equipment, as applicable, and not with Lender.

7. RISK OF LOSS; INSURANCE: (a) Borrower agrees that it shall bear all risk of loss, damage to or destruction of the Equipment. Borrower shall give Lender prompt notice of any damage to or loss of the Equipment or of any occurrence arising from the possession, use or operation of the Equipment resulting in death or bodily injury, or damage to property. In the event of damage to any item(s) of Equipment, borrower shall immediately place such item(s) in good repair (with no abatement of payments hereunder or under the Note), with the proceeds of any insurance recovery applied to the cost of such repair. If, however, any item(s) of Equipment shall become lost, stolen, destroyed, worn out, damaged beyond repair, condemned, confiscated, seized or requisitioned (herein "Event of Loss"), Borrower shall, at the option of Lender, either replace the same with like equipment in good repair (with no abatement of payments hereunder or under the Note), or pay to Lender on the next scheduled payment date immediately following such Event of Loss, the remaining unpaid principal balance of the Note, all accrued but unpaid interest thereon, plus all other amounts due from Borrower hereunder, whereupon the Agreement shall terminate. (b) Until satisfaction by Borrower of its Obligations, Borrower, at its expense, shall maintain comprehensive general liability insurance, and "fire and allied perils" and "all risks" property insurance covering the Equipment (as primary insurance for Borrower and Lender), both in such amounts as Lender shall require, except that such property insurance shall be in an amount at least equal to the remaining unpaid principal balance of the Note and such insurance shall be placed with carriers acceptable to Lender. The liability insurance policy shall name Lender (and any assignee of Lender) as additional insured(s) and the property insurance policy shall name Lender (and any assignee of Lender) as loss payee(s) tot he extent its interest(s) may appear, and both policies shall provide that they may not be cancelled or altered without at least thirty
(30) days prior written notice to Lender (and any assignee of Lender). Borrower irrevocably appoints Lender its agent and attorney-in-fact for the purpose of adjusting and settling any property insurance hereunder and endorsing in Borrower's name any instruments or payments received in respect thereof. Borrower shall furnish to Lender, upon request, a certificate of insurance that such coverage is in effect, however, Lender shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Borrower in the event that such insurance coverage does not comply with the requirements hereof.

8. DEFAULT AND REMEDIES: (a) Any of the following shall constitute a default by Borrower hereunder (herein "Default"): (i) failure by Borrower to pay any amounts hereunder or under the Note when due and such remains unremedied for a period of ten (10) days from the due date; or (ii) failure of Borrower to comply with any provisions or perform any of its obligations arising under the Agreement or under any other documents or agreements related hereto and such remains unremedied by Borrower for a period of twenty (20) days; or (iii) any representations or warranties made or given by Borrower in connection with the Agreement or any other document or agreement related hereto were false or misleading in a material way when made; or (iv) subjection of the Equipment to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof; or the imposition of any unauthorized lien on or transfer of the Equipment by or through Borrower; or (v) commencement of any insolvency, bankruptcy or similar proceedings by or against Borrower or any guarantor of any of Borrower's Obligations (herein "Guarantor"), including any assignment by Borrower or any Guarantor for the benefit of creditors, and in the case of any such involuntary proceedings, such is not dismissed within thirty (30) days of institution; or the inability of Borrower to generally pay its debts as they become due; or (vi) any act of Borrower which imperils the value of the Equipment or the prospect of full performance of the Obligations, including but not limited to the liquidation or dissolution of Borrower or the commencement of any acts relative thereto, or without the prior written consent of Lender, any sale or other disposition of all or substantially all of the assets of Borrower, or any merger or consolidation of Borrower unless Borrower is the surviving entity, or the cessation of business by Borrower; or (vii) a default by Borrower under any other agreement or note with Lender or any assignee of the Agreement and/or Note; or (viii) the death or dissolution of Borrower or of any Guarantor, the withdrawal of any partner if Borrower is a partnership, or the inability of Borrower or of any Guarantor hereunder to perform any of the obligations contained herein or in any applicable guaranty.

(b) Upon any Default, Lender may exercise any one or more of the following remedies (which remedies shall be cumulative to the extent permitted by law);
(i) terminate the Agreement; (ii) declare the remaining unpaid principal balance of the Note, plus all accrued but unpaid interest thereon, plus all other amounts due from Borrower hereunder, immediately due and payable in full without notice or demand, whereupon such shall become immediately due and payable; (iii) secure peaceable repossession and removal of the Equipment by Lender or its agent without judicial process; (iv) demand and Borrower shall at its own risk and expense immediately return the Equipment to Lender, packed for shipment in accordance with manufacturer's specifications and eligible for manufacturer's maintenance, freight prepaid and insured, to such location as Lender shall designate; (v) sell, lease or otherwise dispose of the Equipment at public or private sale without advertisement or notice except that required by law, upon such terms and at such place as Lender may deem advisable and lender may be the purchaser at any such sale; (vi) demand and Borrower shall pay all expenses in connection with the Equipment relating to its retaking, refurbishing, selling or the like; (vii) exercise any other right or remedy which may be available to it under the Uniform Commercial code or any other applicable law. Any proceeds received from Borrower or net proceeds received with respect to disposition of the Equipment, shall be applied by Lender to the Obligations, in the order of application as Lender shall elect.

9. INDEMNIFICATION: Borrower hereby indemnifies and agrees to hold Lender, its employees, officers, directors and agents harmless from and against any and all losses, claims, suits, damages, expenses and liabilities (including negligence, tort and strict liability), together with reasonable attorneys' fees, caused by, arising from, or related to, the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation, disposition or return of the Equipment.

10. NOTICES; CHANGES: Notices, requests or other communications required hereunder to be sent to either party shall be in writing and shall be (a) by United States first class mail, postage prepaid, and addressed to the other party at the address set forth above (or to such other address as such party shall have designated by proper notice) or (b) by personal delivery. Borrower consents to service of process by certified mail at its address above (or to such other address as Borrower shall be designated by proper notice) in connection with any legal action brought by Lender. Borrower authorizes Lender to fill in descriptive material herein (including serial numbers) and to correct any patient errors hereunder or under the Note.

11. MISCELLANEOUS: THE AGREEMENT AND NOTE CONTAIN THE COMPLETE AGREEMENT OF THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDE AND REPLACE ANY PREVIOUSLY MADE PROPOSALS, REPRESENTATIONS, WARRANTIES OR AGREEMENTS. LENDER MAY ASSIGN OR TRANSFER THE AGREEMENT, THE NOTE AND/OR LENDER'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO BORROWER. Any assignee of Lender shall have all of the rights but none of the obligations of Lender under the Agreement and Note, and BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST ANY ASSIGNEE OF LENDER ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT BORROWER MAY HAVE AGAINST LENDER. BORROWER SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THE AGREEMENT AND THE NOTE WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER. The Agreement and the Note shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, permitted successors and assigns. THE PARTIES HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THE AGREEMENT, NOTE OR THE TRANSACTION CONTEMPLATED HEREBY. No amendment hereunder shall be effective unless in writing signed by the parties hereto and no waiver hereunder shall be effective unless in writing, signed by the party to be charged. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lender of any right, remedy, or power hereunder, shall operate as a waiver thereof or preclude Lender from exercising any other right, remedy or power hereunder. Any provision of the Agreement or the Note which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or of the Note. No action regardless of form arising out of the Agreement or the Note may be brought by Borrower more than two (2) years after the cause of action has accrued. The representations, warranties, obligations and indemnities of the Borrower hereunder shall survive the termination of the Agreement to the extent required for their full observance and performance. The obligations of each co-maker (if any) of the Agreement or the Note shall be primary, joint and several. In the event borrower fails to meet any obligation of it hereunder, Lender may at its option satisfy such obligation and Borrower shall reimburse Lender on demand therefor. In the event that legal or other action is required to enforce Lender's rights under the Agreement or under the Note (including but not limited to the exercise of remedies hereunder), borrower agrees to reimburse lender on demand for its reasonable attorneys' fees and its other related costs and expenses. Notwithstanding any applicable stage laws to the contrary, borrower agrees to reimburse lender for all reasonable attorneys' fees incurred by it incident to any action or proceeding involving the borrower brought pursuant to the bankruptcy code, as amended which are allowable under section 506(b) thereof. The captions in the Agreement are for convenience only and shall not defined or limit any of the terms hereof. THE AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

SIEMENS                                               Siemens Credit Corporation

                                                                 PROMISSORY NOTE
                                                  TO LOAN AND SECURITY AGREEMENT
                                                             #:   130-001480-000
                                                                ----------------
--------------------------------------------------------------------------------

                                PROMISSORY NOTE

U.S. $1,821,261.00
    --------------                       ---------------------------------------
                                                               (Date of Note)

                                                              NEW YORK, NEW YORK
                                                              ------------------

The undersigned, organized and validly existing under the laws of its state of organization, for value received, hereby unconditionally promises to pay to the order of Siemens Credit Corporation (the "Payee") at 1301 Avenue of the Americas, new York, NY 10019 in lawful money of the United States of America and in immediately available funds, the principal amount of U.S. One Million Eight
                                                            ------------------
Hundred Twenty-One Thousand Two Hundred Sixty-One Dollars, with interest (based
---------------------------------------------------------
on a year of 360 days and 30 day months) at a per annum rate of Nine & Forty-
                                                               -------------
Five Hundredths percent (9.45%) on the principal amount hereof remaining from
-----------------------  -----
time to time unpaid, such principal and interest to be paid in 60 consecutive
                                                              ---
monthly installments of $37,907.00 each, beginning on Date of Note Above and on
                        ----------                   -------------------
the same day of each consecutive month thereafter until fully paid.

This Note evidences a Loan by the Payee to the undersigned pursuant to the Loan and Security Agreement indicated above between the undersigned and the Payee (the "Agreement") as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Each term defined in the Agreement and not otherwise defined herein shall have the same definition when used herein.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Agreement. This Note may not be prepaid in whole or in part (without the prior consent of the Lender (Payee) which consent will not be unreasonably withheld).

All payments made pursuant to the terms of this Note shall be made free and clear of, and without deduction for, withholding, setoff or counterclaim of any kind.

The undersigned hereby promises to pay all costs and expenses, including but not limited to reasonable attorneys' fees which may be incurred in connection with the enforcement and/or collection of this Note.

Neither the failure on the part of the holder of this Note in exercising any right or remedy nor any single or partial exercise or the exercise of any other right or remedy shall operate as any waiver. No amendment hereunder shall be effective unless in writing signed by the undersigned and holder of this Note and no wavier hereunder shall be effective unless in writing, signed by the party to be charged. The undersigned hereby waives demand for payment, presentment, protest and notice of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other matter.

Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which the Payee disburses funds pursuant to the Agreement.

THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

MAKER WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THIS NOTE OR THE TRANSACTION CONTEMPLATED HEREBY.


--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its authorized representative, who certifies that (s)he has all necessary authority on behalf of the undersigned to execute this Note and bind it to the terms hereof.


                                            SMT Health Services Inc.

                                            BY:
                                               ---------------------------------

                                            NAME:
                                                 -------------------------------

                                            TITLE:
                                                  ------------------------------